UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 4, 2003

Commission File Number 33-72574

THE PANTRY, INC.

(Exact name of registrant as specified in its charter)

Delaware	56-1574463
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1801 Douglas Drive

Sanford, North Carolina

27330-1410

(Address of principal executive offices)

Registrant’s telephone number, including area code: (919) 774-6700

N/A

(Former name, former address and former fiscal year, if changed since last report)

Item 7.    Financial Statements and Exhibits

(c)    Exhibits

Exhibit No.	Description of Document
99.1	Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
99.2	Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Item 9.    Regulation FD Disclosure

On February 4, 2003, The Pantry, Inc. (the “Registrant”) filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarterly period ended December 26, 2002. Accompanying the Report were certifications of the Registrant’s Chief Executive Officer, Peter J. Sodini, and Chief Financial Officer, Daniel J. Kelly, provided to comply with 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002.

A copy of each of these certification statements is attached hereto as an exhibit.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE PANTRY, INC.

By:	/s/ DANIEL J. KELLY
Daniel J. Kelly Vice President, Finance, Chief Financial Officer and Assistant Secretary (Authorized Officer and Principal Financial Officer)

Date: February 3, 2003

3